Exhibit 99.1
FOR IMMEDIATE RELEASE
Media Contact:
Sonal Dave
QLogic Corporation
949.533.1655
sonal.dave@qlogic.com
Investor Contact:
Doug Naylor
QLogic Corporation
949.389.7525
doug.naylor@qlogic.com
QLOGIC REPORTS THIRD QUARTER
RESULTS FOR FISCAL YEAR 2011
ALISO VIEJO, Calif., January 27, 2011—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its third quarter financial results for the period ended December 26, 2010.
Third Quarter Highlights
•	Net revenue: $155.8 million

•	GAAP net income: $50.3 million or $0.47 per diluted share

•	Non-GAAP net income: $57.2 million or $0.53 per diluted share

•	Operating margin: 26.0% GAAP, 32.2% non-GAAP

•	Cash generated from operations: $60.0 million

•	Cash and investment securities: $343.2 million as of December 26, 2010
Financial Results
Net revenue for the third quarter of fiscal 2011 was $155.8 million and increased 4% from $149.1 million in the same quarter last year. Revenue from Host Products was $113.5 million during the third quarter of fiscal 2011 and increased 3% from $110.4 million in the same quarter last year. Revenue from Network Products was $28.9 million during the third quarter of fiscal 2011 and increased 6% from $27.4 million in the same quarter last year. Revenue from Silicon Products was $10.6 million during the third quarter of fiscal 2011 and increased 23% from $8.7 million in the same quarter last year.
Net income on a GAAP basis for the third quarter of fiscal 2011 increased to $50.3 million, or $0.47 per diluted share, from $28.6 million, or $0.25 per diluted share, for the third quarter of fiscal 2010. Net income on a non-GAAP basis for the third quarter of fiscal 2011 increased to $57.2 million, or $0.53 per diluted share, from $36.2 million, or $0.31 per diluted share, for the third quarter of fiscal 2010. The GAAP and non-GAAP net income per diluted share amounts for the third quarter of fiscal 2011 include the benefits associated with the retroactive reinstatement of the federal research tax credit and other third-quarter specific income tax items, which contributed $0.13 to net income per diluted share.
“We are very pleased with our strong financial performance in the third quarter. We experienced solid sequential revenue growth for both our Host and Network Products. In addition, we achieved our highest quarterly operating income in the last two years as a result of our strong gross margin performance and careful operating expense management,” said Simon Biddiscombe, president and chief executive officer, QLogic. “Based on our accomplishments and execution against our strategies, we believe we will capitalize on the significant incremental opportunities in the rapidly expanding high performance data center connectivity market.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.
QLogic’s fiscal 2011 third quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Doug Naylor, vice president of finance and interim chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 457-2727, pass code: 4576589.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.
Follow QLogic @ twitter.com/qlogic

About QLogic
QLogic (Nasdaq: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.
Disclaimer — Forward-Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: the high performance data center connectivity market may not expand as rapidly as we anticipate or we may not effectively capitalize on expected incremental opportunities in the market; declines in information technology spending levels; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; declines in the market value of the company’s investment securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; the use of “open source” software in the company’s products; changes in regulations or standards regarding energy use of the company’s products; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 26,	December 27,	December 26,	December 27,
	2010	2009	2010	2009
Net revenues	$155,771	$149,122	$444,909	$403,354
Cost of revenues	53,000	53,020	153,112	145,258

Gross profit	102,771	96,102	291,797	258,096

Operating expenses:
Engineering and development	33,148	33,978	100,649	102,294
Sales and marketing	20,103	18,812	60,953	58,268
General and administrative	9,061	8,780	25,560	24,923
Special charges	—	—	931	848

Total operating expenses	62,312	61,570	188,093	186,333

Operating income	40,459	34,532	103,704	71,763

Interest and other income, net	773	1,736	4,258	6,996

Income before income taxes	41,232	36,268	107,962	78,759

Income taxes	(9,107)	7,620	2,188	18,985

Net income	$50,339	$28,648	$105,774	$59,774

Net income per share:
Basic	$0.48	$0.25	$0.97	$0.51
Diluted	$0.47	$0.25	$0.96	$0.51

Number of shares used in per share calculations:
Basic	105,830	114,695	108,492	116,935
Diluted	107,327	116,479	110,032	117,965

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 26,	December 27,	December 26,	December 27,
	2010	2009	2010	2009
GAAP net income	$50,339	$28,648	$105,774	$59,774
Items excluded from GAAP net income:
Stock-based compensation	8,519	8,742	27,111	27,425
Amortization of acquisition-related intangible assets	1,156	1,893	3,467	6,719
Special charges	—	—	931	848
Gains recognized on previously impaired investment securities	—	—	(312)	(605)
Income tax effect	(2,772)	(3,084)	(8,437)	(8,947)

Total non-GAAP adjustments	6,903	7,551	22,760	25,440

Non-GAAP net income	$57,242	$36,199	$128,534	$85,214

Net income per diluted share:
GAAP net income	$0.47	$0.25	$0.96	$0.51
Adjustments	0.06	0.06	0.21	0.21

Non-GAAP net income	$0.53	$0.31	$1.17	$0.72

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited — in thousands)	Three Months Ended		Nine Months Ended
	December 26,	December 27,	December 26,	December 27,
	2010	2009	2010	2009
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$599	$650	$1,962	$2,039
Amortization of acquisition-related intangible assets	1,156	1,624	3,467	4,833

Total cost of revenue adjustments	1,755	2,274	5,429	6,872

Operating expenses:
Engineering and development:
Stock-based compensation	3,714	4,508	12,692	14,122
Sales and marketing:
Stock-based compensation	1,824	1,629	5,866	5,230
Amortization of acquisition-related intangible assets	—	269	—	1,886
General and administrative:
Stock-based compensation	2,382	1,955	6,591	6,034
Special charges	—	—	931	848

Total operating expense adjustments	7,920	8,361	26,080	28,120

Interest and other income:
Gains recognized on previously impaired investment securities	—	—	(312)	(605)

Total non-GAAP adjustments before income taxes	9,675	10,635	31,197	34,387
Income tax effect	(2,772)	(3,084)	(8,437)	(8,947)

Total non-GAAP adjustments	$6,903	$7,551	$22,760	$25,440

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	December 26, 2010	March 28, 2010
ASSETS
Current assets:
Cash and cash equivalents	$106,292	$190,308
Short-term investment securities	236,882	185,365
Accounts receivable, net	83,916	73,301
Inventories	25,857	19,403
Deferred tax assets	14,758	10,976
Other current assets	22,950	9,845

Total current assets	490,655	489,198

Property and equipment, net	78,666	83,496
Goodwill	119,748	119,748
Purchased intangible assets, net	14,013	17,394
Deferred tax assets	25,966	36,917
Other assets	2,909	3,984

	$731,957	$750,737

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$31,574	$36,766
Accrued compensation	22,558	22,727
Accrued taxes	3,745	2,633
Deferred revenue	10,424	9,240
Other current liabilities	5,855	11,069

Total current liabilities	74,156	82,435

Accrued taxes	61,268	70,577
Deferred revenue	5,532	7,401
Other liabilities	6,132	6,985

Total liabilities	147,088	167,398

Stockholders’ equity:
Common stock	208	205
Additional paid-in capital	830,251	778,853
Retained earnings	1,354,449	1,248,675
Accumulated other comprehensive income	448	1,206
Treasury stock	(1,600,487)	(1,445,600)

Total stockholders’ equity	584,869	583,339

	$731,957	$750,737

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Nine Months Ended
	December 26,	December 27,
	2010	2009
Cash flows from operating activities:
Net income	$105,774	$59,774
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,612	23,912
Stock-based compensation	27,111	27,425
Amortization of acquisition-related intangible assets	3,467	6,719
Deferred income taxes	6,810	4,554
Net gains on investment securities	(2,021)	(2,639)
Other non-cash items	1,435	1,169
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(10,769)	(17,378)
Inventories	(6,454)	19,503
Other assets	841	148
Accounts payable	(6,232)	(2,446)
Accrued compensation	405	(9,505)
Accrued taxes	(21,068)	(19,359)
Deferred revenue	(685)	1,295
Other liabilities	(3,968)	(695)

Net cash provided by operating activities	117,258	92,477

Cash flows from investing activities:
Purchases of available-for-sale securities	(221,884)	(213,704)
Proceeds from sales and maturities of available-for-sale securities	146,840	175,513
Proceeds from disposition of trading securities	23,800	10,525
Distributions from other investment securities	329	3,076
Purchases of property and equipment	(17,881)	(17,605)
Acquisition of business, net of cash acquired	—	(14,931)

Net cash used in investing activities	(68,796)	(57,126)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	29,637	18,966
Excess tax benefits from stock-based awards	1,610	(154)
Minimum tax withholding paid on behalf of employees for restricted stock units	(6,739)	(2,833)
Purchases of treasury stock	(156,986)	(108,976)
Payoff of line of credit assumed in acquisition	—	(934)

Net cash used in financing activities	(132,478)	(93,931)

Net decrease in cash and cash equivalents	(84,016)	(58,580)

Cash and cash equivalents at beginning of period	190,308	203,722

Cash and cash equivalents at end of period	$106,292	$145,142

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Nine Months Ended
	December 26,	December 27,	December 26,	December 27,
	2010	2009	2010	2009
Host Products	$113,492	$110,446	$320,141	$292,801
Network Products	28,923	27,413	81,787	76,880
Silicon Products	10,628	8,660	34,927	25,653
Service and other	2,728	2,603	8,054	8,020

	$155,771	$149,122	$444,909	$403,354

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Nine Months Ended
	December 26,	December 27,	December 26,	December 27,
	2010	2009	2010	2009
United States	$65,718	$66,531	$198,234	$185,898
Asia-Pacific and Japan	43,426	37,625	120,806	100,352
Europe, Middle East and Africa	36,283	35,518	99,599	91,702
Rest of world	10,344	9,448	26,270	25,402

	$155,771	$149,122	$444,909	$403,354